UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

IMAGING3, INC.
(Exact name of registrant as specified in its charter)

California	000-50099	95-4451059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3022 North Hollywood Way, Burbank, CA	91505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 260-0930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 502(c) Appointment of new Chief Financial Officer

On March 8, 2018 the Company appointed Joe Biehl as the Company’s new CFO. Mr. Biehl, for the past five years, has been CEO and CFO of CxCTeams, a provider of financial and accounting services exclusively to small businesses. Prior to implementing the CxCteams practice, Mr. Biehl served as an executive finance and operations officer of several larger public and private companies.

Item 9.01 Exhibits

Exhibit 5.02(C)    Master Services Consulting Agreement.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING3, INC.
(Registrant)

Date: March 15, 2018	By:	/s/ John Hollister
John Hollister, CEO

3